                                                                  EXHIBIT 10.190

                         THE CHARLES SCHWAB CORPORATION
                         EMPLOYEE STOCK INCENTIVE PLAN


ARTICLE 1.  INTRODUCTION.

     The Plan was adopted by the Board of Directors on October 22, 1997.   The
purpose of the Plan is to promote the long-term success of the Company and the creation of incremental stockholder value by (a) encouraging Employees to focus on long-range objectives, (b) encouraging the attraction and retention of Employees with exceptional qualifications and (c) linking Employees directly to stockholder interests. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

ARTICLE 2.  ADMINISTRATION.

     2.1  THE COMMITTEE.   The Plan shall be administered by the Committee.  The
Committee shall consist of two or more non-employee Directors, who shall be appointed by the Board.

     2.2  COMMITTEE RESPONSIBILITIES.   The Committee shall select the Employees
who are to receive Awards under the Plan, determine the amount, vesting requirements and other conditions of such Awards, may interpret the Plan, and make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan, and may, in its discretion, delegate any of its responsibilities to such parties as it deems proper. The Committee's determinations under the Plan shall be final and binding on all persons.

ARTICLE 3.  LIMITATION ON AWARDS.

     The aggregate number of Restricted Shares and Options awarded under the Plan shall be determined by the Board from time to time. If any Restricted Shares or Options are forfeited, or if any Options terminate for any other reason before being exercised, then such Restricted Shares or Options shall again become available for Awards under the Plan. The limitation of this
Article 3 shall be subject to adjustment pursuant to Article 10. Any Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares.

ARTICLE 4.  ELIGIBILITY.

     GENERAL RULE. The Committee shall make all determinations concerning the Employees who shall be eligible to participate in the Plan, and the awards to each Participant.

ARTICLE 5.  OPTIONS.

     5.1  STOCK OPTION AGREEMENT.   Each grant of an Option under the Plan shall
be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan, and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. In the case of an Employee who is subject to the tax laws of a foreign jurisdiction, the Committee may designate all or any part of an Option as an option qualifying for favorable tax treatment under the laws of such foreign jurisdiction.

     5.2  OPTIONS NONTRANSFERABILITY.   No Option granted under the Plan shall
be transferable by the Optionee other than by will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or her. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     5.3  NUMBER OF SHARES.   Each Stock Option Agreement shall specify the
number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10.

     5.4  EXERCISE PRICE.   Each Stock Option Agreement shall specify the
Exercise Price. The Exercise Price under an Option shall not be less than 100 percent of the Fair Market Value of a Common Share on the date of grant. Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Committee. The Exercise Price shall be payable in accordance with Article 6.

     5.5  EXERCISABILITY AND TERM.   Each Stock Option Agreement shall specify
the date when all or any installment of the Option is to become exercisable.
The Stock Option Agreement shall also specify the term of the Option. Subject to the preceding sentence, the Committee shall determine when all or any part of an Option is to become exercisable and when such Option is to expire; provided that, in appropriate cases, the Company shall have the discretion to extend the term of an Option or the time within which, following termination of employment, an Option may be exercised, or to accelerate the exercisability of an Option.
A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee's employment and may provide for the suspension of vesting when an employee is on a leave of absence for a period in excess of six months in appropriate cases; provided that the exercisability of Options shall be accelerated in the event of the Participant's death or Disability and, in the case of Retirement, the exercisability of all outstanding Options shall be accelerated, other than any Options that had been granted within two years of the date of the Optionee's Retirement. Options may also be awarded in combination with Restricted Shares, and such an Award may provide that the Options will not be exercisable unless the related Restricted Shares
are forfeited.   In addition, Options granted under this Section 5 may be
granted subject to forfeiture provisions which provide for forfeiture of the Option upon the exercise of tandem awards, the terms of which are established in other programs of the Company.

     5.6  EFFECT OF CHANGE IN CONTROL.   The Committee (in its sole discretion)
may determine, at the time of granting an Option, that such Option shall become fully exercisable as to all Common Shares subject to such Option immediately preceding any Change in Control with respect to the Company.

     5.7  RESTRICTIONS ON TRANSFER OF COMMON SHARES.   Any Common Shares issued
upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Common Shares.

     5.8  AUTHORIZATION OF REPLACEMENT OPTIONS.   Concurrently with the grant of
any Option to a Participant, the Committee may authorize the grant of Replacement Options. If Replacement Options have been authorized by the Committee with respect to a particular award of Options (the "Underlying Options"), the Option Agreement with respect to the Underlying Options shall so state, and the terms and conditions of the Replacement Options shall be provided therein. The grant of any Replacement Options shall be effective only upon the exercise of the Underlying Options through the use of Common Shares pursuant to
Section 6.2 or Section 6.3. The number of Replacement Options shall equal the number of Common Shares used to exercise the Underlying Options, and, if the Option Agreement so provides, the number of Common Shares used to satisfy any tax withholding requirements incident to the exercise of the Underlying Options in accordance with Section 13.2. Upon the exercise of the Underlying Options, the Replacement Options shall be evidenced by an amendment to the Underlying
Option Agreement.   The Exercise Price of a Replacement Option shall be no less than the Fair Market Value of a Common Share on the date the grant of the Replacement Option becomes effective. The term of each Replacement Option shall be equal to the remaining term of the Underlying Option. No Replacement Options shall be granted to Optionees when Underlying Options are exercised pursuant to the terms of the Plan and the Underlying Option Agreement following termination of the Optionee's employment. The Committee, in its sole discretion, may establish such other terms and conditions for Replacement Options as it deems appropriate.

     5.9  OPTIONS GRANTED TO NON-UNITED STATES EMPLOYEES.   In the case of
Employees who are subject to the tax laws of a foreign jurisdiction, the Company may issue Options to such Employees that contain terms required to conform with any requirements for favorable tax treatment imposed by the laws of such foreign jurisdiction, or as otherwise may be required by the laws of such foreign
jurisdiction.   The terms of any such Options shall be governed by the Plan, subject to the terms of any Addendum to the Plan specifically applicable to such Options.

ARTICLE 6.   PAYMENT FOR OPTION SHARES.

     6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except that the Committee may at any time accept payment pursuant to Section 6.2 or 6.3.

     6.2  SURRENDER OF STOCK.   To the extent that this Section 6.2 is
applicable, payment for all or any part of the Exercise Price may be made with
Common Shares which are surrendered to the Company.   Such Common Shares shall
be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. In the event that the Common Shares being surrendered are Restricted Shares that have not yet become vested, the same restrictions shall be imposed upon the new Common Shares being purchased.

     6.3  EXERCISE/SALE.   To the extent this Section 6.3 is applicable, payment
may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to Charles Schwab & Co., Inc. to sell Common Shares (including the Common Shares to be issued upon exercise of the Options) and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

ARTICLE 7.   RESTRICTED SHARES.

     7.1  TIME, AMOUNT AND FORM OF AWARDS.   The Committee may grant Restricted
Shares with respect to an Award Year during such Award Year or at any time thereafter. Each such Award shall be evidenced by a Stock Award Agreement between the Award recipient and the Company. The amount of each Award of
Restricted Shares shall be determined by the Committee.   Restricted Shares may
also be awarded in combination with Options, and such an Award may provide that the Restricted Shares will be forfeited in the event that the related Options are exercised.

     7.2 PAYMENT FOR RESTRICTED SHARE AWARDS. To the extent that an Award is granted in the form of Restricted Shares, the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares.

     7.3  VESTING OR ISSUANCE CONDITIONS.   Each Award of Restricted Shares
shall become vested, in full or in installments, upon satisfaction of the
conditions specified in the Stock Award Agreement.   The Committee shall select
the vesting conditions in the case of Restricted Shares which may be based upon the Participant's service, the Participant's performance, the Company's performance or such other criteria as the Committee may adopt; provided that, in the case of an Award of Restricted Shares where vesting is based entirely on the Participant's service, (i) vesting shall be accelerated in the event of the Participant's death or Disability; (ii) in the case of Retirement, vesting shall be accelerated for all Restricted Shares that had been granted more than two years prior to the date of the Participant's Retirement; and (iii) vesting shall be suspended when an employee is on a leave of absence for a period in excess of six months in appropriate cases, as determined by the Company. The Committee, in its sole discretion, may determine, at the time of making an Award of Restricted Shares, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

ARTICLE 8.   CLAIMS PROCEDURES.

     Claims for benefits under the Plan shall be filed in writing with the Committee on forms supplied by the Committee. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the claim is filed. If the claim is denied, the notice of disposition shall set forth the specific reasons for the denial, citations to the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim. If the claimant wishes further consideration of his or her claim, the claimant may appeal a denied claim to the Committee (or to a person designated by the Committee) for further review. Such appeal shall be filed in writing with the Committee on a form supplied by the Committee, together with a written statement of the claimant's position, no later than 90 days following receipt by the claimant of written notice of the denial of his or her claim. If the claimant so requests, the Committee shall schedule a hearing. A decision on review shall be made after a full and fair review of the claim and shall be delivered in writing to the claimant no later than 60 days after the Committee's receipt of the notice of appeal, unless special circumstances (including the need to hold a hearing) require an extension of time for processing the appeal, in which case a written decision on review shall be delivered to the claimant as soon as possible but not later than 120 days after the Committee's receipt of the appeal notice. The claimant shall be notified in writing of any such extension of time. The written decision on review shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and shall specifically refer to the pertinent Plan provisions on which it is based. All determinations of the Committee shall be final and binding on Participants and their beneficiaries.

ARTICLE 9.   VOTING RIGHTS AND DIVIDENDS.

     All holders of Restricted Shares shall have the same voting, dividend, and other rights as the Company's other stockholders.

ARTICLE 10.   PROTECTION AGAINST DILUTION; ADJUSTMENT OF AWARDS.

     10.1 GENERAL.   In the event of a subdivision of the outstanding Common
Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (a) the number of Options and Restricted Shares available for future Awards under Article 3, (b) the number of Common Shares covered by each outstanding Option or (c) the Exercise Price under each outstanding Option.

     10.2 REORGANIZATIONS.   In the event that the Company is a party to a
merger or other reorganization, outstanding Options and Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for settlement in cash.

     10.3 RESERVATION OF RIGHTS.   Except as provided in this Article 10, a
Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to an Option. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

ARTICLE 11.  LIMITATION OF RIGHTS.

     11.1 EMPLOYMENT RIGHTS.   Neither the Plan nor any Award granted under the
Plan shall be deemed to give any individual a right to remain employed by the Company or any Subsidiary.

The Company and its Subsidiaries reserve the right to terminate the employment of any employee at any time, with or without cause, subject only to a written employment agreement (if any).

     11.2 STOCKHOLDERS' RIGHTS.   A Participant shall have no dividend rights,
voting or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of such Common Shares, whether
by issuance of a certificate, book entry or other procedure.   No adjustment
shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 7, 9 and 10.

     11.3 GOVERNMENT REGULATIONS. Any other provision of the Plan notwithstanding, the obligations of the Company with respect to Common Shares to be issued pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award until such time as:

     (a) Any legal requirements or regulations have been met relating to the issuance of such Common Shares or to their registration, qualification or exemption from registration or qualification under the Securities Act of 1933, as amended, or any applicable state securities laws; and

     (b) Satisfactory assurances have been received that such Common Shares, when issued, will be duly listed on the New York Stock Exchange or any other securities exchange on which Common Shares are then listed.

ARTICLE 12.  WITHHOLDING TAXES.

     12.1 GENERAL.   To the extent required by applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The Company shall not be required to make such payment or distribution until such obligations are satisfied.

     12.2 WITHHOLDING ON OPTIONS OR RESTRICTED SHARES.   The Committee may
permit an Optionee who exercises Options, or who receives Awards of Restricted Shares, to satisfy all or part of his or her withholding tax obligations by having the Company withhold a portion of the Common Shares that otherwise would be issued to him or her under such Awards. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes by surrendering Common Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

ARTICLE 13.   ASSIGNMENT OR TRANSFER OF AWARD.

     Any Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. However, this Article 13 shall not preclude (i) a Participant from designating a beneficiary to succeed, after the Participant's death, to those of the Participant's Awards (including without limitation, the right to exercise any unexercised Options) as may be determined by the Company from time to time in its sole discretion, or (ii) a transfer of any Award hereunder by will or the laws of descent or distribution.

ARTICLE 14.   FUTURE OF PLANS.

     14.1 TERM OF THE PLAN.   The Plan, as set forth herein, shall become
effective on October 22, 1997. The Plan shall remain in effect until it is terminated under Section 14.2.

     14.2 AMENDMENT OR TERMINATION.   The Committee may, at any time and for any
reason, amend or terminate the Plan.

     14.3 EFFECT OF AMENDMENT OR TERMINATION. No Award shall be made under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not adversely affect the rights of any holder of any Option or Restricted Shares previously granted under the Plan.

ARTICLE 15.   DEFINITIONS.

     15.1 "Award" means any award of an Option or a Restricted Share under the Plan.

     15.2 "Award Year" means a fiscal year beginning January 1 and ending December 31 with respect to which an Award may be granted.

     15.3 "Board" means the Company's Board of Directors, as constituted from time to time.

     15.4 "Change in Control" means the occurrence of any of the following events after the effective date of the Plan as set out in Section 14.1:

     (a)  A change in control required to be reported pursuant to Item 6(e) of
Schedule 14A of Regulation 14A under the Exchange Act;

     (b) A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either (i) had been directors of the Company 24 months prior to such change or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination;

     (c) Any "person" (as such term is used in sections 12(d) and 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); provided, however, that any change in the relative beneficial ownership of securities of any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

     15.5      "Code" means the Internal Revenue Code of 1986, as amended.

     15.6 "Committee" means the Compensation Committee of the Board, as constituted from time to time.

     15.7 "Common Share" means one share of the common stock of the Company.

     15.8 "Company" means The Charles Schwab Corporation, a Delaware corporation.

     15.9 "Disability" means the inability to engage in any substantial gainful activity considering the Participant's age, education and work experience by reason of any medically determined physical or mental impairment that has continued without interruption for a period of at least six months and that can be expected to be of long, continued and indefinite duration. All determinations as to whether a Participant has incurred a Disability shall be made by the Committee, the findings of which shall be final, binding and conclusive.

     15.10 "Employee" means a common-law employee, other than an officer of the Company or any Subsidiary, as determined by the Committee.

     15.11 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     15.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     15.13 "Exercise Price" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     15.14 "Fair Market Value" means the market price of a Common Share, determined by the committee as follows:

     (a) If the Common Share was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date;

     (b) If the Common Share was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for such date;

     (c) If the Common Share was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

     (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     15.15 "Option" means an employee stock option, other than an option described in sections 422 through 424 of the Code, including a Replacement Option, granted under the Plan and entitling the holder to purchase one Common Share.

     15.16 "Optionee" means an individual, or his or her estate, legatee or heirs at law that holds an Option.

     15.17     "Participant" means an Employee who has received an Award.

     15.18 "Plan" means this Charles Schwab Employee Stock Incentive Plan, as it may be amended from time to time.

     15.19 "Replacement Option" means an Option that is granted when a Participant uses a Common Share held or to be acquired by the Participant to exercise an Option and/or to satisfy tax withholding requirements incident to the exercise of an Option.

     15.20 "Restricted Share" means a Common Share awarded to a Participant under the Plan.

     15.21. "Retirement" shall mean any termination of employment of an Optionee for any reason other than death at any time after the Optionee has attained fifty (50), but only if, at the time of such termination, the Participant has been credited with at least seven (7) Years of Service under the Charles Schwab Profit Sharing and Employee Stock Ownership Plan. The foregoing definition shall apply to all Stock Option Agreements entered into pursuant to the Plan, irrespective of any definition to the contrary contained in any such Stock Option Agreement.

     15.22 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

     15.23 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her option.

     15.24 "Subsidiary" means any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.